Exhibit 24.2
                               THE STANLEY WORKS
                   Extract of Board of Director Resolutions
                Relating to Registration Statement on Form S-3
                         December 18, 2002 - 8:00 a.m.
                         -----------------------------

RESOLVED:   that John M. Trani, James M. Loree, Craig A. Douglas or any
            Vice-President of the Corporation (each an "Authorized Officer") be, and each of them individually hereby is, authorized, in the name and on behalf of the Corporation, to prepare, execute and file, or cause to be prepared and filed, with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3...for the purpose of registering under the Securities Act up to $900,000,000 of Securities...

RESOLVED:   that each of the officers and directors who may be required to execute the Shelf Registration Statement (whether on behalf of the Corporation or as an officer or director thereof) be, and each of them individually hereby is, authorized to execute and deliver a power of attorney appointing Bruce H. Beatt, his true and lawful attorneys and agents, to execute in his name, place and stead (in any capacity) the Shelf Registration Statement and any and all amendments and supplements relating thereto, including post-effective amendments, any additional registration statement under Rule 462(b) of the Securities Act, and other instruments necessary or appropriate in connection therewith, and to file the same with the Commission, granting to said attorneys and agents, and each of them, the full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever which may be necessary or desirable as set forth in the Shelf Registration
            Statement and to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate.

                           CERTIFICATE OF SECRETARY

I, Bruce H. Beatt, Secretary of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby certify on behalf of the Corporation that the foregoing is a true and correct extract of resolutions duly adopted by the Board of Directors of the Company at a meeting duly called and held on December 18, 2002, at which meeting a quorum was present and acting throughout and that such resolution is in full force and effect and has not been amended or rescinded as of the date hereof.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation.

Dated:  July 23, 2004                      /s/ Bruce H. Beatt
                                          _____________________________________
                                             Bruce H. Beatt
                                             Secretary